UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 8, 2024
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Principal Accounting Officer
Effective January 8, 2024, Marathon Petroleum Corporation (the "Company") appointed Erin M. Brzezinski as Vice President and Controller. In this capacity, Ms. Brzezinski will be the Company’s principal accounting officer. Ms. Brzezinski is succeeding C. Kristopher Hagedorn, who ceased to serve as Senior Vice President and Controller of the Company effective January 8, 2024. As previously disclosed, Mr. Hagedorn was appointed Executive Vice President and Chief Financial Officer of MPLX GP LLC, the general partner of MPLX LP and an indirect, wholly owned subsidiary of the Company, effective January 1, 2024.
Ms. Brzezinski, 41, has served as Assistant Controller, Technical Accounting, since August 2021, having previously served as Manager, Accounting, of MPLX GP LLC since May 2019. Prior to joining MPC, Ms. Brzezinski was Director, Assurance and Audit Services, at PricewaterhouseCoopers LLP, a professional services and accounting firm, beginning in 2018, and Senior Manager beginning in 2013. She was Manager, Technical Accounting, at Cooper Tire & Rubber Company, an automotive tire manufacturer, from 2011 to 2013. Previously, Ms. Brzezinski served in positions of increasing responsibility with PricewaterhouseCoopers LLP beginning in 2004.
Ms. Brzezinski will continue to receive an annual base salary and be eligible to participate in the Company’s annual cash bonus ("ACB") and long-term incentive ("LTI") programs. Descriptions of the ACB and LTI programs are included in the Company's Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders, filed on Schedule 14A with the Securities and Exchange Commission on March 13, 2023 (the "2023 Proxy Statement"). Ms. Brzezinski will also continue to be eligible to participate in the Company’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability and retirement and severance benefit plans, descriptions of which are included in the 2023 Proxy Statement.
Other than with respect to the compensation matters described above, there are no arrangements or understandings between Ms. Brzezinski and any other persons pursuant to which Ms. Brzezinski was appointed the Company’s Vice President and Controller. There are no family relationships between Ms. Brzezinski and any director or executive officer of the Company, and Ms. Brzezinski has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: January 9, 2024	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Chief Legal Officer and Corporate Secretary